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Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Excalibur Industries, Inc., a Delaware corporation, (the "Company") on Form 10-QSB for the period ending June 30, 2002, as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, William S.H. Stuart, Chief
Executive Officer of the Company, certify the following pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/S/ William S. H. Stuart
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William S. H. Stuart, Chief Executive Officer
August 19, 2002